                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant                           X
Filed by a Party other than the Registrant

Check the appropriate box:

X        Preliminary Proxy Statement            Confidential, for Use of
                                                the Commission Only
                                                (as permitted by
                                                Rule 14a-6(e)(2))
         Definitive Proxy Statement
         Definitive additional materials
         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             KEMPER VARIABLE SERIES

      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

X         No fee required.
          Fee computed on table below per Exchange Act Rules 14a-6(i)(4 and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

         Fee paid previously with preliminary materials:

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                               PRELIMINARY COPIES
                             KEMPER VARIABLE SERIES

                          ----------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

         Please take notice that a Special Meeting of Shareholders (the "Meeting") of each portfolio that is listed on Appendix 1 to the Proxy Statement (each such portfolio is referred to herein as a "Fund" and, collectively, the "Funds") of Kemper Variable Series (the "Trust"), will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on March 14, 2001, at 3:30 p.m., Eastern time, for the following purposes:

         PROPOSAL 1:       To elect Trustees of the Trust.

         PROPOSAL 2:       To ratify  the  selection  of Ernst & Young LLP as
                           the independent auditors for each Fund for the Fund's current fiscal year.

         PROPOSAL 3:       For shareholders of Kemper Money Market Portfolio,
                           to approve or disapprove an amendment to the Fund's concentration policy.

         The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

         Holders of record of shares of the Funds at the close of business on January 26, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

         In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a trust-wide vote) or the concerned Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                     By Order of the Board,

                                                     /s/ Maureen E. Kane
                                                     Maureen E. Kane
                                                     Secretary

January 29, 2001

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) OR VOTING INSTRUCTION FORM(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) OR VOTING INSTRUCTION FORM(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                             KEMPER VARIABLE SERIES
                            222 South Riverside Plaza
                             Chicago, Illinois 60606

                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is being furnished to shareholders of each portfolio that is listed on Appendix 1 to this Proxy Statement (each such portfolio is referred to herein as a "Fund" and, collectively, the "Funds") of Kemper Variable Series (the "Trust") in connection with three proposals. Proposal 1 describes the election of Trustees, Proposal 2 proposes the ratification of the selection of the Funds' independent auditors and Proposal 3 proposes the amendment of the concentration policy of Kemper Money Market Portfolio ("Money Market Portfolio"). In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds whose proxy statement this is.

         The Board of Trustees (the "Board," the Trustees on which are referred to as the "Trustees") that oversees the Funds is soliciting proxies on behalf of the Trust from shareholders of the Funds for the Special Meeting of Shareholders to be held on March 14, 2001, at the offices of Zurich Scudder Investments, Inc. ("ZSI" or the "Investment Manager"), 13th Floor, Two International Place, Boston, MA 02110-4103, at 3:30 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the "Meeting"). Each Fund is available exclusively as a funding vehicle for variable life insurance policies ("VLI contracts") and variable annuity contracts ("VA contracts") offered by the separate accounts, or subaccounts thereof, of certain life insurance companies ("Participating Insurance Companies"). Individual VLI and VA contract owners are not the "shareholders" of the Funds. Rather, the Participating Insurance
Companies and their separate accounts are the shareholders. To the extent required to be consistent with interpretations of voting requirements by the staff of the Securities and Exchange Commission ("SEC"), each Participating Insurance Company will offer to contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the items to be considered at the Meeting. This Proxy Statement is, therefore, furnished to contract owners entitled to give voting instructions with regard to the Funds. This Proxy Statement, the Notice of Special Meeting and the proxy cards and voting instruction forms are first being mailed to shareholders and contract owners on or about January 29, 2001 or as soon as practicable thereafter.

         THE FUNDS PROVIDE PERIODIC REPORTS TO THEIR SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR A FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING (800) 778-1482 OR WRITING THE FUND, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE ADDRESS FOR THE TRUST SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

         Holders of record of shares of each Fund at the close of business on January 26, 2001 (the "Record Date") will be entitled to one vote per share on all business of the Meeting, as to any matter on which they are entitled to vote. The table provided in Appendix 2 hereto sets forth the number of outstanding shares of each series of the Trust as of December 31, 2000.

         The following table identifies the Funds entitled to vote on each Proposal.


                                                   MONEY MARKET  ALL OTHER FUNDS
                         PROPOSAL                   PORTFOLIO


1.  To elect Trustees of the Trust.                    |X|             |X|

2.  To ratify the selection of Ernst & Young LLP       |X|             |X|
    as the independent auditors for each Fund for the Fund's current fiscal year.

3.  To amend the concentration policy of Money         |X|
     Market Portfolio.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
            NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

                        PROPOSAL 1: ELECTION OF TRUSTEES

         At the Meeting, shareholders will be asked to elect eleven individuals to constitute the Board of Trustees of the Trust. The election of new Board members arises out of a restructuring program proposed by ZSI, the investment manager of the Trust. The restructuring program is designed to respond to changing industry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. As part of the restructuring program, certain funds advised by ZSI that have similar investment policies and characteristics are proposed to be combined. ZSI believes that the combination of its open-end, directly distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative infrastructure and focus its distribution efforts. In connection with that initiative, the Independent Trustees (as defined below) of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The eleven individuals who have been nominated for election as Trustees of the Trust were nominated after careful consideration by the present Board of Trustees. The nominees are listed below. Four of the nominees are currently Trustees of the Trust and six of the other nominees are currently trustees or directors of other Kemper Funds. One of the nominees, although not currently a trustee or director of any Kemper Fund, is a senior executive of ZSI. These eleven nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised different Kemper Funds. The proposed consolidation is expected to provide administrative efficiencies to both the Funds and ZSI.

         The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the Trust's governing documents. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees and the Trustees standing for re-election as well as those not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

NOMINEES FOR ELECTION AS TRUSTEES:

NAME (DATE OF BIRTH), PRINCIPAL                       YEAR FIRST BECAME
OCCUPATION AND AFFILIATIONS                             A BOARD MEMBER

JOHN   W.    BALLANTINE    (2/16/46),(1)                  Nominee
Retired;  formerly,  First  Chicago  NBD
Corporation/The  First  National Bank of
Chicago:   1996-1998,   Executive   Vice
President  and  Chief  Risk   Management
Officer;   1995-1996,   Executive   Vice
President  and  Head  of   International
Banking;   Director,   First  Oak  Brook
Bancshares,   Inc.;  Director,   Tokheim
Corporation.

LEWIS A. BURNHAM  (1/8/33),(1)  Retired;                  Nominee
formerly,  Partner,  Business  Resources
Group;    formerly,    Executive    Vice
President,    Anchor   Glass   Container
Corporation.

LINDA C. COUGHLIN (1/1/52),*(2) Managing                  2001
Director, ZSI

DONALD L. DUNAWAY (3/8/37),(1)  Retired;                  Nominee
formerly, Executive Vice President, A.O.
Smith      Corporation      (diversified
manufacturer).

JAMES R. EDGAR  (7/22/46),(3)  Director,                  1999
John   B.   Sanfilippo   &  Son,   Inc.;
Director,   Horizon  Group   Properties,
Inc.;  Distinguished Fellow,  University
of Illinois  Institute of Government and
Public   Affairs;    Director,    Kemper
Insurance Companies (not affiliated with the Kemper Funds); formerly, Governor,
State of Illinois.

WILLIAM F. GLAVIN  (8/30/58),*  Managing                  Nominee
Director, ZSI.

ROBERT   B.    HOFFMAN    (12/11/36),(1)                  Nominee
Retired;       formerly,       Chairman,
Harnischfeger      Industries,      Inc.
(machinery  for  the  mining  and  paper
industries); formerly, Vice Chairman and
Chief   Financial   Officer,    Monsanto
Company  (agricultural,   pharmaceutical
and     nutritional/food      products);
formerly,   Vice   President,   Head  of
International      Operations,       FMC
Corporation (manufacturer of machinery and chemicals); Director, Harnischfeger
Industries, Inc.

SHIRLEY   D.    PETERSON    (9/3/41),(1)                  Nominee
Retired;   formerly,   President,   Hood
College;  formerly,  Partner,  Steptoe &
Johnson   (attorneys);   prior  thereto,
Commissioner,  Internal Revenue Service;
prior   thereto,    Assistant   Attorney
General   (Tax),   U.S.   Department  of
Justice; Director, Bethlehem Steel Corp.

FRED B. RENWICK  (2/1/30),(3)  Professor                  1995
of Finance,  New York University,  Stern
School  of   Business;   Director,   the
Wartburg Foundation;  Chairman,  Finance
Committee of Morehouse  College Board of
Trustees;   Director,   American   Bible
Society Investment Committee; previously member of the Investment Committee of Atlanta University Board of Trustees;
formerly,  Director of Board of Pensions
Evangelical Lutheran Church in America.

WILLIAM   P.    SOMMERS    (7/22/33),(1)                  Nominee
Retired;  formerly,  President and Chief
Executive  Officer,   SRI  International
(research and  development);  Consultant
and  Director,   SRI/Atomic   Tangerine;
prior thereto, Executive Vice President,
Iameter    (medical    information   and
educational  service  provider);   prior
thereto,   Senior  Vice   President  and
Director,  Booz,  Allen & Hamilton  Inc.
(management  consulting firm); Director,
PSI  Inc.,  Evergreen  Solar,  Inc.  and
Litton Industries; Advisor, Guckenheimer
Enterprises.

JOHN G. WEITHERS  (8/8/33),(3)  Retired;                  1993
formerly,  Chairman  of  the  Board  and
Chief Executive  Officer,  Chicago Stock
Exchange;    Director,    Federal   Life
Insurance  Company;   President  of  the
Members of the Corporation and Trustee, DePaul University.

* Interested person of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(1) Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios managed by ZSI.
(2) Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.
(3) Messrs. Edgar, Renwick and Weithers serve as board members of 16 investment companies with 58 portfolios managed by ZSI.

TRUSTEES NOT STANDING FOR RE-ELECTION:

                                        PRESENT OFFICE WITH THE TRUST;
                                     PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (DATE OF BIRTH)                         AND DIRECTORSHIPS

JAMES E. AKINS (10/15/26)            Trustee;  Consultant  on  International,
                                     Political    and    Economic    Affairs;
                                     formerly,  a career U.S. Foreign Service
                                     Officer,  Energy  Adviser  for the White
                                     House  and  U.S.   Ambassador  to  Saudi
ARTHUR GOTTSCHALK (2/13/25)          Arabia, 1973-1976.

                                     Trustee; Retired;  formerly,  President,
                                     Illinois   Manufacturers    Association;
                                     Trustee,    Illinois   Masonic   Medical
                                     Center;    formerly,    Illinois   State
FREDERICK T. KELSEY (4/25/27)        Senator;  formerly, Vice President,  The
                                     Reuben H. Donnelley Corp.; formerly, attorney.

                                     Trustee; Retired;  formerly,  Consultant
                                     to  Goldman,   Sachs  &  Co.;  formerly,
                                     President,   Treasurer  and  Trustee  of
                                     Institutional   Liquid  Assets  and  its
                                     affiliated   mutual   funds;   formerly,
                                     President    and    Trustee,    Northern
                                     Institutional Funds; formerly, President and Trustee, Pilot Funds.


RESPONSIBILITIES OF THE BOARD OF TRUSTEES -- BOARD AND COMMITTEE MEETINGS

         The primary responsibility of the Board is to represent the interests of the shareholders of the Funds and to provide oversight of the management of the Funds. The board that is proposed for election at this Meeting is comprised of two individuals who are considered "interested" Trustees, and nine individuals who have no affiliation with ZSI and who are not considered "interested" Trustees (the "Independent Trustees"). The SEC has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, more than 75% will be Independent Trustees. Each of the nominees that will be considered Independent Trustees if elected has been selected and nominated solely by the current Independent Trustees of the Trust.

         The Trustees meet multiple times during the year to review the investment performance of the Funds and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

         Currently, the Board of Trustees has an Audit and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee. During calendar year 2000, the Board of Trustees met ten times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the committees (if a member thereof) held during calendar year 2000.

AUDIT AND GOVERNANCE COMMITTEE

         The Audit and Governance Committee makes recommendations regarding the selection of independent auditors for the Funds, confers with the independent auditors regarding the Funds' financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit and Governance Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that delineates the Committee's duties and powers. In addition, the committee seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Trust's Governance Procedures and Guidelines. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust. Currently, the members of the Audit and Governance Committee are Messrs. Akins, Edgar, Gottschalk, Kelsey, Renwick and Weithers. The Committee held four meetings during calendar year 2000.

OFFICERS

         The following persons are officers of the Trust:

                            PRESENT OFFICE WITH THE TRUST;            YEAR FIRST
                               PRINCIPAL OCCUPATION OR                BECAME  AN
NAME (DATE OF BIRTH)                 EMPLOYMENT                       OFFICER(1)


Mark S. Casady (9/21/60)      President;  Managing  Director,  ZSI;        1998
                              formerly, Institutional Sales

                               Manager of an unaffiliated  mutual fund
                               distributor.

Linda C. Coughlin (1/1/52)     Vice    President,     Trustee    and       2001
                               Chairman; Managing Director, ZSI.

Philip J. Collora (11/15/45)   Vice    President    and    Assistant       1992
                               Secretary;   Attorney,   Senior  Vice
                               President, ZSI.

Kathryn L. Quirk (12/3/52)     Vice  President;  Managing  Director,       1998
                               ZSI.

Linda J. Wondrack (9/12/64)    Vice    President;     Senior    Vice       1998
                               President, ZSI.

John R. Hebble (6/27/58)       Treasurer;   Senior  Vice  President,       1998
                               ZSI.

Brenda Lyons (2/21/63)         Assistant   Treasurer;   Senior  Vice       1998
                               President, ZSI.

Caroline Pearson (4/1/62)      Assistant   Secretary;   Senior  Vice       1998
                               President, ZSI; formerly,  Associate,
                               Dechert  Price &  Rhoads  (law  firm)
                               from 1989-1997.

Maureen E. Kane (2/14/62)      Secretary;   Vice   President,   ZSI;       1998
                               formerly,  Assistant  Vice  President
                               of   an    unaffiliated    investment
                               management   firm;   prior   thereto,
                               Associate   Staff   Attorney   of  an
                               unaffiliated   investment  management
                               firm,   and   Associate,    Peabody &
                               Arnold (law firm).

J. Patrick Beimford (5/25/50)  Vice  President;  Managing  Director,       2001
                               ZSI.

Jesus A. Cabrera (12/25/61)    Vice  President;  Managing  Director,       2000
                               ZSI.

Robert S. Cessine (1/5/50)     Vice  President;  Managing  Director,       1996
                               ZSI.

Irene T. Cheng (6/6/54)        Vice  President;  Managing  Director,       2000
                               ZSI.

James M. Eysenbach (4/1/62)    Vice  President;  Managing  Director,       1999
                               ZSI.

Jan C. Faller (8/8/66)         Vice President; Vice President, ZSI.        2000

Carol L. Franklin (12/3/52)    Vice  President;  Managing  Director,       2001
                               ZSI.

Donald E. Hall (8/22/52)       Vice  President;  Managing  Director,       2000
                               ZSI.

Sewall Hodges (1/9/55)         Vice  President;  Managing  Director,       2000
                               ZSI.

William E. Holzer (7/27/49)    Vice  President;  Managing  Director,       2001
                               ZSI.

Robert L. Horton (9/14/66)     Vice President; Vice President, ZSI.        2001

Gary A. Langbaum (12/16/48)    Vice  President;  Managing  Director,       1995
                               ZSI.

Valerie F. Malter (7/25/58)    Vice  President;  Managing  Director,       2000
                               ZSI.

Tracy McCormick (9/27/54)      Vice  President;  Managing  Director,       1999
                               ZSI.

Frank J. Rachwalski, Jr.       Vice  President;  Managing  Director,       1995
(3/26/45)                      ZSI.

Harry E. Resis, Jr.            Vice  President;  Managing  Director,       1995
(11/24/45)                     ZSI.

Thomas F. Sassi (11/7/42)      Vice  President;  Managing  Director,       1998
                               ZSI,  formerly,  consultant  with  an
                               unaffiliated   investment  consulting
                               firm   and   an    officer    of   an
                               unaffiliated  investment banking firm
                               from 1993 to 1996.

William F. Truscott (9/14/60)  Vice  President;  Managing  Director,       2000
                               ZSI.

Robert D. Tymoczko (2/3/70)    Vice    President;     Senior    Vice       2000
                               President, ZSI.

Richard L. Vandenberg          Vice President; Managing Director,  ZSI,    1997
                               formerly,  senior  vice  president  and
                               portfolio  manager with an unaffiliated
                               investment management firm.

(1) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold offices as the Trustees permit in accordance with the By-laws of the Trust.

COMPENSATION OF TRUSTEES AND OFFICERS

         The Trust pays the Independent Trustees an annual retainer (paid in quarterly installments) and an attendance fee, plus expenses, for each Board meeting and committee meeting attended. As reflected below, the Trustees currently serve as board members of various other Kemper Funds. ZSI supervises the Funds' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Trust and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stockholders of ZSI and participate in the fees paid to that firm, although the Trust makes no direct payments to them.

         To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Trust are not entitled to benefits under any pension or retirement plan. However, the board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Messrs. Akins, Gottschalk and Kelsey, Independent Trustees of the Trust who are not standing for re-election, will each receive a one-time benefit. The amount received by a trustee on behalf of each fund for which he serves as trustee ranges from $478 to $6,124 for Mr. Akins; $159 to $2,035 for Mr. Gottschalk; and $797 to $10,194 for Mr. Kelsey.

         The following Compensation Table provides in tabular form the following data:

         COLUMN (1) All Trustees who receive compensation from the Trust.

         COLUMN (2) Aggregate compensation received by each Trustee from the Trust during calendar year 2000.

         COLUMN (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

COMPENSATION TABLE

                          Aggregate Compensation       Total Compensation From
Name of Trustee           From Trust                   Fund Complex(2)(3)

                                                       $ [     ]

James E. Akins            $ [     ]  (26 funds)

                          $ [     ]  (26 funds)        $ [     ]
James R. Edgar

Arthur R. Gottschalk(1)   $ [     ]  (26 funds)        $ [     ]

Frederick T. Kelsey       $ [     ]  (26 funds)        $ [     ]

Fred B. Renwick           $ [     ]  (26 funds)        $ [     ]

John G. Weithers          $ [     ]  (26 funds)        $ [     ]

(1) Includes deferred fees. Pursuant to deferred compensation agreements with the Trust, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds - Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Trust to Mr. Gottschalk are $[ ].

(2)  Includes   compensation   for   service   on  the  boards  of  [  ]  Kemper
     trusts/corporations comprised of [ ] funds. Each trustee currently serves on the boards of [ ] Kemper trusts/corporations comprised of [ ] funds.

(3) Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with the ZSI restructuring initiative. Such amounts totaled $[ ], $[ ], $[ ], $[ ], $[ ] and $[ ] for Messrs. Akins, Edgar, Gottschalk, Kelsey, Renwick and Weithers, respectively.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
           THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR EACH NOMINEE.

 PROPOSAL 2: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

         The Board, including all of the Independent Trustees, has selected Ernst & Young LLP to act as independent auditors of each Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. One or more representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
        THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THIS PROPOSAL 2.

                  PROPOSAL 3: AMENDMENT TO CONCENTRATION POLICY
                          (MONEY MARKET PORTFOLIO ONLY)

         The Board of Trustees has approved, and recommends that shareholders of Money Market Portfolio approve, an amendment to the Money Market Portfolio's concentration policy.

         Money Market Portfolio currently has a fundamental policy not to concentrate its investments in a particular industry, except that the Fund will invest more than 25% of its assets in instruments issued by banks. This exception requires Money Market Portfolio to concentrate (i.e., invest more than 25% of the Fund's assets) in instruments issued by banks. Money Market Portfolio does not have the freedom to concentrate (i.e., concentrate when deemed advisable by the Fund's investment manager).

         Under the 1940 Act, a fund must recite its policies with respect to industry concentration in its prospectus. Any change to those policies requires shareholder approval. Under SEC rules and guidelines, investing more than 25% of a fund's net assets in any one industry represents concentration. Generally, funds may not reserve the freedom of action to concentrate. However, money market funds may reserve freedom of action to concentrate in "government securities" (as defined in the 1940 Act) and certain bank instruments issued by domestic banks. In order to allow Money Market Portfolio greater flexibility to invest in instruments that the Fund's investment manager considers attractive, the Board proposes that Money Market Portfolio adopt a policy that allows (but does not require) it to concentrate in government securities and bank instruments of domestic banks.

         With the freedom to concentrate in government securities and bank instruments of domestic banks, Money Market Portfolio will have the ability to diversify the portfolio while maintaining the ability to concentrate when necessary to adjust to current market and other conditions.

         Money Market Portfolio's current fundamental investment policy states:

                  "[The] Fund may not, as a fundamental policy:

                           Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the fund intends to invest more than 25% of its net assets in instruments issued by banks."

         The proposed fundamental investment policy that you are being asked to approve states:

                  "The Fund may not, as a fundamental policy:

                           Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund reserves the freedom of action to concentrate in government securities and instruments issued by domestic banks."

         As with Money Market Portfolio's current fundamental policy on concentration, in the event that the Fund concentrates its investments in instruments issued by domestic banks, changes in the financial condition or market assessment of the financial condition of such domestic banks could have a significant adverse impact on the Fund. Consequently, if Money Market Portfolio were concentrated, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in instruments issued by domestic banks. Domestic banks include U.S. banks and U.S. branches of foreign banks that are subject to the same regulation as U.S. banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent.

         If the amendment to Money Market Portfolio's fundamental investment policy is approved by the Fund's shareholders, it will become effective on or about [ ], 2001. If the shareholders of Money Market Portfolio do not approve the amendment to the Fund's fundamental investment policy, the existing policy on concentration will remain in place.

       THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
           OF MONEY MARKET PORTFOLIO VOTE IN FAVOR OF THIS PROPOSAL 3.

                             ADDITIONAL INFORMATION

GENERAL

         PROXY SOLICITATION. As discussed above, shares of each Fund are offered only to Participating Insurance Companies to fund benefits under their VA contracts and VLI contracts (each a "Contract"). Accordingly, as of the close of business on January 26, 2001, shares of each Fund were held by separate accounts, or subaccounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual contract holders or to a group (e.g., a defined benefit plan) in which individuals participate (collectively, "Participants"). Participants have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of a Fund held in its name as directed. If a Participating Insurance Company does not receive voting instructions for all of the shares of a Fund held under the Contracts, it may vote all of the shares in the relevant separate accounts with respect to each Proposal on which it is entitled to vote, for, against or abstaining, in the same proportion as the shares of that Fund for which it has received instructions (i.e., echo voting). The group Participants of some group Contracts may have the right to direct the vote, with respect to each Proposal on which they are entitled to vote, for all shares of a Fund held under the Contract, for, against or abstaining, in the same proportions as shares for which instructions have been given under the same Contract. This Proxy Statement is used to solicit instructions from Participants for voting shares of the Funds as well as for soliciting proxies from the Participating Insurance Companies, the actual shareholders of the Funds. All persons entitled to direct the voting of shares, whether or not they are shareholders, will be described as voting for purposes of this Proxy Statement.

         Any shareholder of a Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each
Proposal. Only a shareholder may execute or revoke a proxy. A Participant who has given voting instructions may revoke them through the applicable Participating Insurance Company. A Participant may also revoke the accompanying voting instruction at any time prior to its use by filing with the Trust a written revocation or duly executed voting instruction bearing a later date. In addition, any Participant who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed, but in the absence of voting directions in any voting instruction that is signed and returned, they may have the authority to vote the interest represented thereby FOR each Proposal and may vote in accordance with their best judgment with respect to other matters not now known to the Board that may be presented to the Meeting.

         The presence at any shareholders' meeting, in person or by proxy, of the holders of at least 30% of the shares of the Trust (for a trust-wide vote) or a Fund (for a fund-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a trust-wide vote) or a Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but that have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         The election of each nominee under Proposal 1 requires the affirmative vote of a plurality of the shares of the Trust voting on such election. The vote for the election of Trustees will be determined based upon the results of the voting of shares of each series of the Trust, voting as a single class. The votes of shareholders of certain series of the Trust are being solicited through separate proxy statements. Aproval of Proposal 2 requires the affirmative vote of a majority of the shares of a Fund voting at the Meeting. Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of Money Market Portfolio. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of Money Market Portfolio present at the meeting if more than 50% of the outstanding voting securities of Money Market Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of Money Market Portfolio. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 2 and will have the effect of a "no" vote on Proposal 3.

         As of November 30, 2000, each officer, nominee and Trustee of the Trust individually, and the officers and Trustees as a group, owned beneficially less than 1% of the outstanding shares of each Fund. Appendix 3 hereto sets forth the beneficial owners of more than 5% of each Fund's shares, as well as the beneficial owners of more than 5% of the shares of each other portfolio of the Trust. To the best of the Trust's knowledge, as of November 30, 2000, no person owned beneficially more than 5% of any Fund's outstanding shares or the shares of any other portfolio of the Trust, except as stated on Appendix 3.

         Proxy solicitation costs will be paid by ZSI. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of ZSI or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. Shareholder Communications Corporation ("SCC") also has been engaged to assist in the solicitation of proxies, at an estimated cost of $8,000. As the Meeting date approaches, certain shareholders of a Fund, if their votes have not yet been received, may receive a telephone call from a representative of SCC requesting that they submit the proxy card(s) or voting instruction form(s) originally sent with the Proxy Statement. Should shareholders require additional information regarding the proxy or replacement proxy card(s) or voting instruction form(s), they may contact SCC toll-free at 1-877-389-2214. Any proxy given by a shareholder is revocable until voted at the Meeting.

          INVESTMENT ADVISOR, SUBADVISORS AND PRINCIPAL UNDERWRITER. The Funds' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, New York 10154. Bankers Trust Company, 130 Liberty Street, New York, New York 10006, is KVS Index 500 Portfolio's subadvisor. Eagle Asset Management, Inc. 880 Carillon Parkway, St. Petersburg, Florida 33716, is KVS Focused Large Cap Growth Portfolio's subadvisor. Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206-4928, is the subadvisor for KVS Growth and Income Portfolio and KVS Growth Opportunities Portfolio. Dreman Value Management L.L.C., 10 Exchange Place, Jersey City, New Jersey 07302, is the subadvisor for KVS Dreman Financial Services Portfolio and KVS Dreman High Return Equity
Portfolio. Kemper Distributors, Inc., located at 222 South Riverside Plaza, Chicago, Illinois 60606, is the distributor and principal underwriter for shares of each Fund.

         SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

         OTHER MATTERS TO COME BEFORE THE MEETING. The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or the Funds.

PLEASE  COMPLETE,   SIGN  AND  RETURN  THE  ENCLOSED  PROXY  CARD(S)  OR  VOTING
INSTRUCTION FORM(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ Maureen E. Kane
Maureen E. Kane
Secretary

                                   APPENDIX 1

                             KEMPER VARIABLE SERIES

                       Kemper Aggressive Growth Portfolio
                           Kemper Blue Chip Portfolio
                        Kemper Contrarian Value Portfolio
                        Kemper Global Blue Chip Portfolio
                     Kemper Government Securities Portfolio
                             Kemper Growth Portfolio
                           Kemper High Yield Portfolio
                         Kemper International Portfolio
                     Kemper Investment Grade Bond Portfolio
                          Kemper Money Market Portfolio
                           Kemper New Europe Portfolio
                        Kemper Small Cap Growth Portfolio
                        Kemper Small Cap Value Portfolio
                        Kemper Strategic Income Portfolio
                       Kemper Technology Growth Portfolio
                          Kemper Total Return Portfolio
                     KVS Dreman Financial Services Portfolio
                     KVS Dreman High Return Equity Portfolio
                     KVS Focused Large Cap Growth Portfolio
                         KVS Growth and Income Portfolio
                       KVS Growth Opportunities Portfolio
                             KVS Index 500 Portfolio

                                   APPENDIX 2

                             FUND SHARES OUTSTANDING

         The table below sets forth the number of shares of each series of the Trust outstanding as of December 31, 2000.

                                                              NUMBER OF SHARES
FUND                                                            OUTSTANDING

Kemper Aggressive Growth Portfolio                              49,909,597.624
Kemper Blue Chip Portfolio                                     158,306,610.276
Kemper Contrarian Value Portfolio                              163,654,803.712
Kemper Global Blue Chip Portfolio                               28,262,308.877
Kemper Government Securities Portfolio                         126,908,998.672
Kemper Growth Portfolio                                        193,400,099.078
Kemper High Yield Portfolio                                    337,288,121,616
Kemper Horizon 5 Portfolio                                      28,749,630.105
Kemper Horizon 10+ Portfolio                                    41,973,537.738
Kemper Horizon 20+ Portfolio                                    21,805,435.961
Kemper International Portfolio                                 121,747,989.322
Kemper Investment Grade Bond Portfolio                          67,709,469.629
Kemper Money Market Portfolio                                  278,826,209.917
Kemper New Europe Portfolio                                     13,973,925.401
Kemper Small Cap Growth Portfolio                              139,081,779.116
Kemper Small Cap Value Portfolio                                74,793,494.958
Kemper Strategic Income Portfolio                                9,120,802.883
Kemper Technology Growth Portfolio                             194,420,698.493
Kemper Total Return Portfolio                                  328,284,442.439
Kemper Value+Growth Portfolio                                   92,528,575.323
KVS Dreman Financial Services Portfolio                         57,130,696.099
KVS Dreman High Return Equity Portfolio                        155,882,182.981
KVS Focused Large Cap Growth Portfolio                          24,678,503.598
KVS Growth and Income Portfolio                                100,469,805.463
KVS Growth Opportunities Portfolio                             134,815,890.357
KVS Index 500 Portfolio                                        104,700,340.975

                                   APPENDIX 3

                BENEFICIAL OWNERS OF MORE THAN 5% OF FUND SHARES

         As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Allmerica Life Insurance Company, 440 Lincoln Street, Worcester, MA, 01653, who may be deemed to be the beneficial owner of certain of these shares:

o 28,320,768 shares in the aggregate, or 60.87% of the outstanding shares of KEMPER AGGRESSIVE GROWTH PORTFOLIO;

o 114,219,903 shares in the aggregate, or 73.18% of the outstanding shares of KEMPER BLUE CHIP PORTFOLIO;

o 96,026,706 shares in the aggregate, or 59.44% of the outstanding shares of KEMPER CONTRARIAN VALUE PORTFOLIO;

o 18,760,317 shares in the aggregate, or 67.97% of the outstanding shares of KEMPER GLOBAL BLUE CHIP PORTFOLIO;

o 47,186,171 shares in the aggregate, or 37.73% of the outstanding shares of KEMPER GOVERNMENT SECURITIES PORTFOLIO;

o 51,457,858 shares in the aggregate, or 26.58% of the outstanding shares of KEMPER GROWTH PORTFOLIO;

o 128,669,800 shares in the aggregate, or 43.44% of the outstanding shares of KEMPER HIGH YIELD PORTFOLIO;

o 23,182,585 shares in the , or 79.08% of the outstanding shares of KEMPER HORIZON 5 PORTFOLIO;

o 31,834,181 shares in the aggregate, or 74.85% of the outstanding shares of KEMPER HORIZON 10+ PORTFOLIO;

o 15,716,224 shares in the aggregate, or 70.76% of the outstanding shares of KEMPER HORIZON 20+ PORTFOLIO;

o 48,837,990 shares in the aggregate, or 39.80% of the outstanding shares of KEMPER INTERNATIONAL Portfolio;

o 45,948,436 shares in the aggregate, or 69.08% of the outstanding shares of KEMPER INVESTMENT GRADE BOND PORTFOLIO;

o 131,316,637 shares in the aggregate, or 43.32% of the outstanding shares of KEMPER MONEY MARKET Portfolio;

o 8,958,632 shares in the aggregate, or 68.33% of the outstanding shares of KEMPER NEW EUROPE PORTFOLIO;

o 46,809,686 shares in the aggregate, or 34.20% of the outstanding shares of KEMPER SMALL CAP GROWTH PORTFOLIO;

o 41,455,285 shares in the aggregate, or 55.63% of the outstanding shares of KEMPER SMALL CAP VALUE PORTFOLIO;

o 5,736,446 shares in the aggregate, or 64.78% of the outstanding shares of KEMPER STRATEGIC INCOME PORTFOLIO;

o 114,776,395 shares in the aggregate, or 63.17% of the outstanding shares of KEMPER TECHNOLOGY GROWTH PORTFOLIO;

o 94,387,108 shares in the aggregate, or 28.53% of the outstanding shares of KEMPER TOTAL RETURN PORTFOLIO;

o 66,625,290 shares in the aggregate, or 71.74% of the outstanding shares of KEMPER VALUE+GROWTH PORTFOLIO;

o 39,941,218 shares in the aggregate, or 73.36% of the outstanding shares of KVS DREMAN FINANCIAL SERVICES PORTFOLIO;

o 92,013,813 shares in the aggregate, or 61.64% of the outstanding shares of KVS DREMAN HIGH RETURN EQUITY PORTFOLIO;

o 15,770,791 shares in the aggregate, or 69.52% of the outstanding shares of KVS FOCUSED LARGE CAP GROWTH PORTFOLIO;

o 63,006,181 shares in the aggregate, or 66.21% of the outstanding shares of KVS GROWTH AND INCOME PORTFOLIO;

o 83,486,667 shares in the aggregate, or 66.25% of the outstanding shares of KVS GROWTH OPPORTUNITIES PORTFOLIO; and

o 53,691,106 shares in the aggregate, or 54.42% of the outstanding shares of KVS INDEX 500 PORTFOLIO.

         As of November 30, 2000, the following shares of the Trust were held in the name of Kemper Investors Life Insurance Company, 222 South Riverside Plaza, Chicago, IL, 60606, who may be deemed to be the beneficial owner of certain of these shares:

o 8,680,738 shares in the aggregate, or 5.56% of the outstanding shares of KEMPER BLUE CHIP PORTFOLIO;

o 45,327,609 shares in the aggregate, or 28.06% of the outstanding shares of KEMPER CONTRARIAN VALUE PORTFOLIO;

o 48,905,972 shares in the aggregate, or 39.10% of the outstanding shares of KEMPER GOVERNMENT SECURITIES PORTFOLIO;

o 133,629,422 shares in the aggregate, or 69.03% of the outstanding shares of KEMPER GROWTH PORTFOLIO;

o 142,534,569 shares in the aggregate, or 48.12% of the outstanding shares of KEMPER HIGH YIELD PORTFOLIO;

o 4,201,460 shares in the aggregate, or 14.33% of the outstanding shares of KEMPER HORIZON 5 PORTFOLIO;

o 7,037,417 shares in the aggregate, or 16.55% of the outstanding shares of KEMPER HORIZON 10+ PORTFOLIO;

o 5,211,672 shares in the aggregate, or 23.46% of the outstanding shares of KEMPER HORIZON 20+ PORTFOLIO;

o 67,076,484 shares in the aggregate, or 54.67% of the outstanding shares of KEMPER INTERNATIONAL PORTFOLIO;

o 10,356,740 shares in the aggregate, or 15.57% of the outstanding shares of KEMPER INVESTMENT GRADE BOND PORTFOLIO;

o 125,564,878 shares in the aggregate, or 41.43% of the outstanding shares of KEMPER MONEY MARKET PORTFOLIO;

o 69,218,682 shares in the aggregate, or 50.57% of the outstanding shares of KEMPER SMALL CAP GROWTH PORTFOLIO;

o 19,064,207 shares in the aggregate, or 25.58% of the outstanding shares of KEMPER SMALL CAP VALUE PORTFOLIO;

o 215,863,566 shares in the aggregate, or 65.25% of the outstanding shares of KEMPER TOTAL RETURN Portfolio; and

o 20,044,723 shares in the aggregate, or 21.58% of the outstanding shares of KEMPER VALUE+GROWTH Portfolio.

         As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Lincoln National Life Insurance Company, 2920 South 84th Street, Lincoln, NE, 68506, who may be deemed to be the beneficial owner of certain of these shares:

o 13,497,662 shares in the aggregate, or 10.79% of the outstanding shares of KEMPER GOVERNMENT SECURITIES PORTFOLIO.

         As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Zurich Kemper Life, 1 Kemper Drive, Long Grove, IL, 60049, who may be deemed to be the beneficial owner of such shares:

o 16,696,503 shares in the aggregate, or 35.89% of the outstanding shares of KEMPER AGGRESSIVE GROWTH PORTFOLIO;

o 41,851,610 shares in the aggregate, or 26.82% of the outstanding shares of KEMPER BLUE CHIP PORTFOLIO;

o 65,531,853 shares in the aggregate, or 40.56% of the outstanding shares of KEMPER CONTRARIAN VALUE PORTFOLIO;

o 62,016,515 shares in the aggregate, or 49.58% of the outstanding shares of KEMPER GOVERNMENT SECURITIES PORTFOLIO;

o 142,133,912 shares in the aggregate, or 73.42% of the outstanding shares of KEMPER GROWTH PORTFOLIO;

o 166,841,942 shares in the aggregate, or 56.33% of the outstanding shares of KEMPER HIGH YIELD PORTFOLIO;

o 6,132,901 shares in the aggregate, or 20.92% of the outstanding shares of KEMPER HORIZON 5 PORTFOLIO;

o 10,697,987 shares in the aggregate, or 25.15% of the outstanding shares of KEMPER HORIZON 10+ PORTFOLIO;

o 6,488,388 shares in the aggregate, or 29.21% of the outstanding shares of KEMPER HORIZON 20+ PORTFOLIO;

o 73,894,986 shares in the aggregate, or 60.22% of the outstanding shares of KEMPER INTERNATIONAL PORTFOLIO;

o 20,568,118 shares in the aggregate, or 30.92% of the outstanding shares of KEMPER INVESTMENT GRADE BOND PORTFOLIO;

o 171,785,353 shares in the aggregate, or 56.67% of the outstanding shares of KEMPER MONEY MARKET PORTFOLIO;

o 85,223,299 shares in the aggregate, or 62.26% of the outstanding shares of KEMPER SMALL CAP GROWTH PORTFOLIO;

o 28,526,681 shares in the aggregate, or 38.28% of the outstanding shares of KEMPER SMALL CAP VALUE PORTFOLIO;

o 2,907,399 shares in the aggregate, or 32.83% of the outstanding shares of KEMPER STRATEGIC INCOME PORTFOLIO;

o 65,409,404 shares in the aggregate, or 36.00% of the outstanding shares of KEMPER TECHNOLOGY GROWTH PORTFOLIO;

o 236,438,346 shares in the aggregate, or 71.47% of the outstanding shares of KEMPER TOTAL RETURN PORTFOLIO;

o 26,244,244 shares in the aggregate, or 28.26% of the outstanding shares of KEMPER VALUE+GROWTH PORTFOLIO;

o 13,989,653 shares in the aggregate, or 25.70% of the outstanding shares of KVS DREMAN FINANCIAL SERVICES PORTFOLIO;

o 55,893,761 shares in the aggregate, or 37.44% of the outstanding shares of KVS DREMAN HIGH RETURN EQUITY PORTFOLIO;

o 5,379,454 shares in the aggregate, or 23.71% of the outstanding shares of KVS FOCUSED LARGE CAP GROWTH PORTFOLIO; and

o 39,918,209 shares in the aggregate, or 40.46% of the outstanding shares of KVS INDEX 500 PORTFOLIO.

         As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Cova Financial Services Company, One Tower Lane, Suite 3000, Oakbrook Terrace, IL, 60181, who may be deemed to be the beneficial owner of certain of these shares:

o 4,538,063 shares in the aggregate, or 6.09% of the outstanding shares of KEMPER SMALL CAP VALUE Portfolio.

                               PRELIMINARY COPIES

                             YOUR VOTE IS IMPORTANT!

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

[KEMPER][KVS] [  ] PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS - MARCH 14, 2001

         I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") which I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders ("Special Meeting") of the Fund to be held on March 14, 2001 at 3:30 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments thereof.

         I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

         This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.


                                   PLEASE SIGN, DATE AND RETURN PROMPTLY IN
                                   THE  ENCLOSED  ENVELOPE.  NO  POSTAGE IS
                                   REQUIRED.

                                   Dated ____________________________, 2001

                                   PLEASE  SIGN  EXACTLY  AS  YOUR  NAME OR
                                   NAMES   APPEAR.   WHEN   SIGNING  AS  AN
                                   ATTORNEY,    EXECUTOR,    ADMINISTRATOR,
                                   TRUSTEE OR  GUARDIAN,  PLEASE  GIVE YOUR
                                   FULL TITLE AS SUCH.


                                   -----------------------------------------
               [NAME]
               [ADDRESS]

                                   -----------------------------------------
                                   SIGNATURE(S) OF SHAREHOLDER(S)

                             YOUR VOTE IS IMPORTANT!

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

         THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                               FOR ALL
                                               NOMINEES
                                               LISTED          WITHHOLD
                                               (EXCEPT AS      AUTHORITY TO
                                               NOTED IN        VOTE FOR ALL
                                               SPACE           NOMINEES LISTED
                                               PROVIDED)
PROPOSAL 1

To elect  Trustees to hold office  until       [   ]             [   ]
their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:

(01) John W.  Ballantine,  (02) Lewis A.
Burnham,  (03) Linda C.  Coughlin,  (04)
Donald L. Dunaway,  (05) James R. Edgar,
(06) William F.  Glavin,  (07) Robert B.
Hoffman, (08) Shirley D. Peterson,  (09)
Fred  B.   Renwick,   (10)   William  P.
Sommers, (11) John G. Weithers.

INSTRUCTION:  TO WITHHOLD  AUTHORITY  TO
VOTE FOR ANY INDIVIDUAL  NOMINEE,  WRITE
THE  NAME(S)  ON  THE  LINE  IMMEDIATELY
BELOW.

----------------------------------------
                                               FOR        AGAINST       ABSTAIN
PROPOSAL 2

To ratify the selection of Ernst & Young       [  ]        [  ]          [  ]
LLP as the Fund's independent auditors for its current fiscal year.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE

                             YOUR VOTE IS IMPORTANT!

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

KEMPER MONEY MARKET PORTFOLIO

SPECIAL MEETING OF SHAREHOLDERS - MARCH 14, 2001

         I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") which I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders ("Special Meeting") of the Fund to be held on March 14, 2001 at 3:30 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments thereof.

         I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

         This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.


                                   PLEASE SIGN, DATE AND RETURN PROMPTLY IN
                                   THE  ENCLOSED  ENVELOPE.  NO  POSTAGE IS
                                   REQUIRED.

                                   Dated ____________________________, 2001

                                   PLEASE  SIGN  EXACTLY  AS  YOUR  NAME OR
                                   NAMES   APPEAR.   WHEN   SIGNING  AS  AN
                                   ATTORNEY,    EXECUTOR,    ADMINISTRATOR,
                                   TRUSTEE OR  GUARDIAN,  PLEASE  GIVE YOUR
                                   FULL TITLE AS SUCH.


                                   ------------------------------------------
                      [NAME]
                      [ADDRESS]

                                   ------------------------------------------
                                   SIGNATURE(S) OF SHAREHOLDER(S)

                             YOUR VOTE IS IMPORTANT!

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

         THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                             FOR ALL
                                             NOMINEES
                                             LISTED          WITHHOLD
                                             (EXCEPT AS      AUTHORITY TO
                                             NOTED IN        VOTE FOR ALL
                                             SPACE           NOMINEES LISTED
                                             PROVIDED)
PROPOSAL 1

To elect  Trustees to hold office  until     [   ]            [   ]
their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:

(01) John W.  Ballantine,  (02) Lewis A.
Burnham,  (03) Linda C.  Coughlin,  (04)
Donald L. Dunaway,  (05) James R. Edgar,
(06) William F.  Glavin,  (07) Robert B.
Hoffman, (08) Shirley D. Peterson,  (09)
Fred  B.   Renwick,   (10)   William  P.
Sommers, (11) John G. Weithers.

INSTRUCTION:  TO WITHHOLD  AUTHORITY  TO
VOTE FOR ANY INDIVIDUAL  NOMINEE,  WRITE
THE  NAME(S)  ON  THE  LINE  IMMEDIATELY
BELOW.

----------------------------------------
                                            FOR          AGAINST       ABSTAIN
PROPOSAL 2

To ratify the selection of Ernst & Young    [  ]         [  ]          [  ]
LLP as the Fund's independent auditors for its current fiscal year.

PROPOSAL 3

To  approve an  amendment  to the Fund's    [  ]         [  ]          [  ]
concentration policy.


THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE